- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           PARK-OHIO INDUSTRIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
     (2) Form, schedule or registration statement no.:
     (3) Filing party:
     (4) Date filed:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                           PARK-OHIO INDUSTRIES, INC.

                                 600 TOWER EAST
                            20600 CHAGRIN BOULEVARD
                             CLEVELAND, OHIO 44122

                 NOTICE OF 1995 ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 1995 annual meeting of shareholders of Park-Ohio Industries, Inc., an Ohio corporation (the "Company"), will be held at the Argo-Tech Corporation Auditorium, 23555 Euclid Avenue, Euclid, Ohio, on Thursday, May 25, 1995, at 10:00 A.M., Cleveland Time, for the following purposes:

     1. To elect three directors, the names of whom are set forth in the accompanying proxy statement, to serve for a term expiring at the annual meeting of shareholders in 1997;

     2. To consider and vote upon a proposal to approve the adoption of the Company's Amended and Restated 1992 Stock Option Plan;

     3. To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 1995; and

     4. To act on such other matters as may be properly brought before the annual meeting or any adjournments, postponements or continuations thereof.

     Only shareholders of record at the close of business on April 12, 1995 are entitled to notice of and to vote at the meeting.

     All shareholders are invited to attend the annual meeting. To ensure your representation at the annual meeting, however, you are urged to mark, sign and return the enclosed proxy in the accompanying envelope, regardless of whether you expect to attend the annual meeting. No postage is required if mailed in the United States. Any shareholder attending the annual meeting may vote in person even if such shareholder has returned a proxy.

                                        By Order of the Board of Directors

                                        RONALD J. COZEAN
                                          Secretary and General Counsel
April 17, 1995

                           PARK-OHIO INDUSTRIES, INC.

                                 600 TOWER EAST
                            20600 CHAGRIN BOULEVARD
                             CLEVELAND, OHIO 44122

                                PROXY STATEMENT

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company to be voted at the annual meeting of shareholders of the Company to be held at the Argo-Tech Corporation Auditorium, 23555 Euclid Avenue, Euclid, Ohio, on Thursday, May 25, 1995, at 10:00 A.M., Cleveland Time, and any and all adjournments, postponements or continuations thereof. This proxy statement and the accompanying proxy were first mailed to shareholders on or about April 17, 1995. A shareholder giving a proxy may revoke it, without affecting any vote previously taken, by a later appointment received by the Company or by giving notice to the Company in writing or in open meeting. Attendance at the meeting will not in itself revoke a proxy. Shares represented by properly executed proxies will be voted at the meeting. If a shareholder has specified how the proxy is to be voted with respect to a matter listed on the proxy it will be voted in accordance with such specifications, and if no specification is made the executed proxy will be voted FOR the election of the nominees for directors and FOR the other proposals listed on the proxy, provided, however, that if the election of directors is by cumulative voting, the persons appointed by the accompanying proxy intend to cumulate the votes represented by proxies they receive and distribute such votes in accordance with their best judgment.

     Under the General Corporation Law of Ohio, cumulative voting means that each shareholder is entitled to a number of votes equal to the number of shares owned by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all of his or her votes for a single nominee or may distribute his or her votes among as many nominees as he or she sees fit. Shareholders will have cumulative voting if notice in writing is given by any shareholder to the President or any Vice President or the Secretary of the Company, not less than forty-eight hours before the time fixed for holding the meeting, that the shareholder desires that the voting for election of directors be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting. Such announcement may be made by the Chairman or the Secretary of the Company or by or on behalf of the shareholder giving such notice.

     The record date for the determination of shareholders entitled to notice of and to vote at the 1995 Annual Meeting is April 12, 1995. As of March 15, 1995, there were issued and outstanding 8,941,810 shares of Common Stock of the Company. Each share of Common Stock has one vote.

     So far as the Company is aware, no matters other than those described in this proxy statement will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares to which the proxy relates thereon in accordance with their best judgment. Abstentions will be counted as present at the meeting for purposes of determining a quorum and will be counted as voting (but not for or against) with regard to the issue to which the abstention relates.

     The cost of soliciting proxies, including the charges and expenses incurred by persons holding shares in their name as nominee for the forwarding of proxy materials to the beneficial owners of such shares, will be borne by the Company. Proxies may be solicited by officers and employees of the Company, by letter, by telephone or in person. Such individuals will not be additionally compensated but may be reimbursed by the Company for reasonable out-of-pocket expenses incurred in connection therewith. In addition, the Company has retained Kissel-Blake Inc., a professional proxy soliciting firm, to assist in the solicitation of proxies and will pay such firm a fee, estimated to be $6,000, plus reimbursement of out-of-pocket expenses.

                             ELECTION OF DIRECTORS

     The authorized number of directors of the Company is presently fixed at six, divided into two classes: each having three members. The directors in each class are elected for two-year terms so that the term of office of one class of directors expires at each annual meeting. The terms of office of Edward F. Crawford, John J. Murray, and James W. Wert will expire on the day of the 1995 annual meeting, upon election of successors.

     The persons named in the accompanying proxy will vote the proxies received by them (unless authority to vote is withheld) for the election of Messrs. Edward F. Crawford, John J. Murray, and James W. Wert to serve as directors for a two-year term and until their successors are elected and qualify. All nominees currently serve as directors of the Company. If any nominee is not available at the time of election, the proxy holders will vote in their discretion for a substitute or for holding a vacancy to be filled by the Board. The Company has no reason to believe any nominee will be unavailable.

     Pursuant to the terms of the Amended and Restated Plan and Agreement of Merger, dated February 6, 1995, among the Company, P.O. Acquisition Company, Inc. and RB&W Corporation, the Company is obligated to expand the size of its Board of Directors by one and fill the vacancy with a former member of the Board of Directors of RB&W Corporation. The Company's Board will meet prior to the annual meeting of shareholders to increase the authorized number of directors to seven, and to fill the vacancy with a former RB&W Board member whose term of office will expire on the day of the 1996 annual meeting, upon election of a successor.

RECOMMENDATION AND VOTE REQUIRED

     The affirmative vote of a plurality of the shares of Common Stock represented at the meeting is required to elect Edward F. Crawford, John J. Murray, and James W. Wert as directors of the Company to serve until the 1997 annual meeting of shareholders.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EDWARD F. CRAWFORD, JOHN J. MURRAY, AND JAMES W. WERT AS DIRECTORS.

     Information is set forth below regarding the nominees for election and the directors who will continue in office after the meeting, including their ages, principal occupations during the past five years and other directorships presently held. Also set forth is the date each was first elected as a director of the Company or a corporation that has been merged into the Company.

                                       NOMINEES FOR ELECTION                                           YEAR
- ---------------------------------------------------------------------------------------------------   FIRST
                                                        PRINCIPAL OCCUPATION                         ELECTED       TERM
         NAME              AGE                        AND OTHER DIRECTORSHIPS                        DIRECTOR    EXPIRING
- ----------------------     ---   ------------------------------------------------------------------  --------    --------
Edward F. Crawford*        55    Chairman and Chief Executive Officer of the Company since June 17,    1992        1997
                                 1992; formerly Director of the Company from 1989 until 1991;
                                 Chairman and Chief Executive Officer, Crawford Group, Inc.
                                 (manufacturing businesses) since 1964; Director, Leaseway
                                 Transportation Corp. since 1993
John J. Murray             39    President and Chief Operating Officer of the Company since January    1992        1997
                                 1, 1995; President of KMR Industries, Inc. (business consulting firm) since 1991; President and Chief Operating Officer, Rennoc
                                 Corporation (manufacturing company) from 1989 to 1990; Vice
                                 President - Corporate Development, Philadelphia Industries, Inc.
                                 and CSS Industries, Inc. (diversified holding companies) from 1982 to 1989; Chairman of the Board, Ellisco, Inc. (manufacturing company), an acquired subsidiary of Philadelphia Industries, Inc., from 1986 to 1989
James W. Wert*#            48    Chief Financial Officer, KeyCorp (financial services company)         1992        1997
                                 since March 1, 1994; Vice Chairman and Chief Financial Officer,
                                 Society Corporation (financial services company) from 1990 to
                                 1994; Executive Vice President of Society Corporation from 1987 to
                                 1990

                                  DIRECTORS WHOSE TERMS OF OFFICE
                                  WILL CONTINUE AFTER THE MEETING                                      YEAR
- ---------------------------------------------------------------------------------------------------   FIRST
                                                        PRINCIPAL OCCUPATION                         ELECTED       TERM
         NAME              AGE                        AND OTHER DIRECTORSHIPS                        DIRECTOR    EXPIRING
- ----------------------     ---   ------------------------------------------------------------------  --------    --------
Lewis E. Hatch, Jr.+#      68    Retired, 1992, Former Chairman and Chief Operating Officer, Rusch     1992        1996
                                 International (international medical device company) from 1986 to
                                 July 1992; Director, Teleflex, Incorporated since 1976
Thomas E. McGinty*+        65    Former Interim Chairman of the Board and Chief Executive Officer      1986        1996
                                 of the Company from November, 1991 to June, 1992; President,
                                 Belvoir Consultants, Inc. (management consultants) since 1983
Richard S. Sheetz+         70    Former Chairman of the Board and Chief Executive Officer of the       1964        1996
                                 Company

- ---------------

*Member, Executive Committee
+Member, Audit Committee
#Member, Compensation and Stock Option Committee

                         BENEFICIAL OWNERSHIP OF SHARES

     The following table, furnished as of March 15, 1995, sets forth certain information with respect to beneficial ownership by each director, nominee, and named executive officer individually, and by all directors and named executive officers as a group of the Common Stock of the Company. Unless otherwise indicated, the nature of beneficial ownership consists of sole voting and investment power.

                                                                AMOUNT AND          PERCENT
                                                                NATURE OF             OF
                   NAME OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP      CLASS
    -----------------------------------------------------  --------------------     -------
    Edward F. Crawford...................................        3,003,000(1)         33.2%
    Lewis E. Hatch, Jr...................................           17,260            *
    Thomas E. McGinty....................................          101,000             1.1%
    John J. Murray.......................................            4,000            *
    Richard S. Sheetz....................................           75,340(2)         *
    James S. Walker......................................           41,000(3)         *
    James W. Wert........................................           12,000(4)         *
    All Directors and Officers as a group (7 persons)....        3,253,600(5)         35.9%

- ---------------

  * Less than 1%

(1) Includes 8,500 shares owned by Mr. Crawford's wife as to which Mr. Crawford disclaims beneficial ownership, 22,500 shares owned by L'Accent De Provence over which Mr. Crawford shares voting and investment power, 100,000 shares subject to stock options currently exercisable, and 750,000 shares held by The Huntington Trust Company NA as escrow agent for the benefit of Mr. Crawford over which Mr. Crawford has sole voting power.

(2) Includes 942 shares owned by a family member as to which Mr. Sheetz disclaims beneficial ownership.

(3) Includes 30,000 shares subject to stock options currently exercisable.

(4) Includes 2,000 shares owned by Mr. Wert's wife and 4,000 shares held in trust for Mr. Wert's children, over which Mr. Wert shares investment power.

(5) Includes 28,500 shares as to which voting or investment power is shared.

     The following table, furnished as of March 15, 1995, sets forth certain information concerning each person (or group of affiliated persons) who is known to the Company to be the beneficial owner of more than 5% of its outstanding Common Stock.

                                                                  AMOUNT AND NATURE
  TITLE OF                     NAME AND ADDRESS                     OF BENEFICIAL      PERCENT
     CLASS                    OF BENEFICIAL OWNER                     OWNERSHIP        OF CLASS
- -------------   -----------------------------------------------   -----------------    --------
Common Stock    Edward F. Crawford                                   3,003,000(1)         33.2%
                26650 Lakeland Boulevard
                Cleveland, Ohio 44132
Common Stock    FMR Corp.                                              790,220(2)          8.7%
                82 Devonshire Street
                Boston, Massachusetts 02109
Common Stock    Pioneering Management Corporation                      543,600(3)          6.1%
                60 State Street
                Boston, Massachusetts 02114

                                        4

- ---------------

(1) Based on information set forth on Amendment No. 2 to Schedule 13D filed on January 17, 1995 with the Securities and Exchange Commission. The total includes 22,500 shares owned by L'Accent De Provence of which Mr. Crawford is President and owner of 25% of its capital stock, 8,500 shares owned by Mr. Crawford's wife as to which Mr. Crawford disclaims beneficial ownership, 100,000 shares subject to stock options currently exercisable, and 750,000 shares held by The Huntington Trust Company NA over which Mr. Crawford has sole voting power.

(2) Based on information set forth on Amendment No. 2 to Schedule 13G dated February 13, 1995. FMR Corp. is a parent holding company. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser, is the beneficial owner of 647,220 shares as a result of acting as investment adviser to several investment companies. Included in the 647,220 shares are 103,520 shares which would be owned upon the conversion of $2,000,000 principal amount of 7.25% Convertible Subordinated Debentures. FMR Corp., through the control of its subsidiaries, has sole power to dispose of the 647,220 shares. Power to vote these 647,220 shares resides with the Boards of Trustees of the various funds. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank, is the beneficial owner of 143,000 shares as a result of its serving as investment manager of several institutional accounts. FMR Corp., through its control of Fidelity Management Trust Company, has sole voting and dispositive power over 136,400 shares of common stock and sole dispositive power over 6,600 shares.

(3) Based on information set forth on Schedule 13G dated January 17, 1995. Pioneering Management Corporation has sole voting power and shared dispositive power over the 543,600 shares.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten-percent shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during 1994 and Forms 5 and amendments thereto furnished to the Company with respect to 1994, no director, officer, beneficial owner of more than 10% of its outstanding Common Stock or any other person subject to Section 16 of the Exchange Act, failed to file on a timely basis since January 1, 1994, reports required by Section 16(a) of the Exchange Act during 1994.

              CERTAIN MATTERS PERTAINING TO THE BOARD OF DIRECTORS

ORGANIZATION AND COMPENSATION OF THE BOARD OF DIRECTORS

     During 1994, the Board held five meetings, the Audit Committee held one meeting, the Compensation and Stock Option Committee (the "Compensation Committee"), held two meetings and the Executive Committee held no meetings. During 1994, each of the directors attended at least 75% of the meetings of the Board and of any committee on which he served, except for Mr. Wert. During 1994, the Audit Committee consisted of Messrs. Hatch, Murray and Sheetz. In addition to its functions set forth herein under the caption "APPOINTMENT OF INDEPENDENT AUDITORS," the Audit Committee reviews the adequacy of the Company's internal accounting controls and auditing procedures. During 1994, the Compensation Committee consisted of Messrs. Hatch, McGinty and Wert. In addition to its functions set forth herein under "Stock Option Plan," the Compensation Committee recommends the compensation arrangements for the Company's officers. The Executive Committee consists of Messrs. Crawford, McGinty and Wert. The Executive Committee is empowered to exercise the powers of the Board between meetings of the Board. While there is no standing Nominating Committee, the Board selects nominees for election as directors and considers the performance of directors in determining whether to nominate them for re-election.

     Each director, except Mr. Crawford, is paid an annual retainer from the Company of $20,000. Mr. Murray, received consulting fees, in the amount of $46,320 for 1994, for work performed on the RB&W Corporation acquisition.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Hatch, McGinty and Wert served as members of the Compensation and Stock Option Committee of the Board during 1994. Mr. McGinty served as Interim Chairman and Chief Executive Officer of the Company from November 14, 1991 to June 17, 1992.

                             EXECUTIVE COMPENSATION

INTRODUCTION

     The following table sets forth the respective amounts of compensation of the Chief Executive Officer and the other named executive officer of the Company for each of the years 1992, 1993 and 1994.

                           SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION             LONG-TERM
                             --------------------------------     COMPENSATION
                                                                  ------------
                                                                   SECURITIES
                                                                   UNDERLYING
          NAME AND                                                  OPTIONS/        ALL OTHER
     PRINCIPAL POSITION      YEAR(1)     SALARY($)    BONUS($)     SARS(#)(2)      COMPENSATION($)(3)
- ---------------------------- -------     --------     -------     ------------     ------------
E.F. Crawford
  Chairman of the Board and
  Chief Executive Officer...   1994       225,000           0              0              181
                               1993       225,000           0              0              336
                               1992       121,000           0        100,000              288
J.S. Walker
  Vice President, Treasurer
  and Controller............   1994       140,000      30,000          5,000            3,181
                               1993       140,000           0         15,000            3,136
                               1992       140,000           0         25,000           10,375

- ---------------

(1) Mr. Crawford became Chairman and Chief Executive Officer of the Company on June 17, 1992 upon the acquisition of Kay Home Products, Inc. by a wholly-owned subsidiary of the Company.

(2) Reflects the number of shares of Common Stock of the Company covered by stock options granted during the years. No stock appreciation rights ("SARs") were granted to the named executives during the years shown.

(3) For the year ended December 31, 1994, All Other Compensation includes contributions made by the Company under the Company's Individual Account Retirement Plan as follows: Mr. Crawford, $0, and Mr. Walker, $3,000; and taxable portion of benefits under life insurance program, as follows: Mr. Crawford, $181, and Mr. Walker, $181.

                                        6


STOCK OPTION PLAN

     The Company has in effect a 1992 Stock Option Plan (the "Plan") that permits the granting of "non-statutory stock options" and "incentive stock options." The 1992 Plan is administered by the Compensation Committee of the Board of Directors, which has authority to select officers and key employees to be participants and to determine the type and number of awards to be granted.

     The number of shares currently available for grant under the 1992 Plan shall not exceed 350,000, subject to certain adjustments. The option price for stock options granted under the 1992 Plan is fixed by the Committee, but in no event will it be less than the fair market value of the Common Stock on the date of grant. Options may be granted under the 1992 Plan at any time on or prior to February 18, 2002.

     The following tables set forth information regarding stock option transactions with respect to the named executive officers during 1994.


                           OPTION/SAR GRANTS IN 1994
                                   INDIVIDUAL GRANTS
                   --------------------------------------------------
                    NUMBER         % OF
                      OF          TOTAL
                   SECURITIES    OPTIONS/                                 POTENTIAL REALIZABLE VALUE
                   UNDERLYING      SARS                                   AT ASSUMED ANNUAL RATES OF
                   OPTIONS/     GRANTED TO                               STOCK PRICE APPRECIATION FOR
                     SARS       EMPLOYEES      EXERCISE                         OPTION TERM(3)
                   GRANTED(#)   IN FISCAL      OR BASE      EXPIRATION   ----------------------------
     NAME            (1)           YEAR        PRICE($/SH)(2)   DATE     0%($)    5%($)       10%($)
- ---------------    --------     ----------     --------     ---------    ---     -------     --------
E.F. Crawford            0            0            N/A            N/A     0            0            0
J.S. Walker          5,000         14.3%         13.50       08/22/04     0       42,450      107,600

- ---------------

(1) Options become exercisable to the extent of 33 1/3% of the subject shares after one year from the date of grant, 66 2/3% after two years from the date of grant, and 100% after three years from the date of grant.

(2) Represents the NASDAQ closing price on the day prior to grant.

(3) The assumed rates of appreciation are not intended to represent either past or future appreciation rates with respect to the Company's Common Stock. The rates are prescribed in the applicable Commission rules for use by all companies for the purpose of this table.


                    AGGREGATED OPTION/SAR EXERCISES IN 1994
                    AND DECEMBER 31, 1994 OPTION/SAR VALUES
                                                                            VALUE OF
                                                      NUMBER OF            UNEXERCISED
                                                     UNEXERCISED          IN-THE-MONEY
                                                   OPTIONS/SARS AT       OPTIONS/SARS AT
                        SHARES                    DECEMBER 31, 1994     DECEMBER 31, 1994
                     ACQUIRED ON       VALUE        EXERCISABLE/          EXERCISABLE/
      NAME             EXERCISE      REALIZED       UNEXERCISABLE       UNEXERCISABLE(1)
- -----------------    ------------    ---------    -----------------     -----------------
E.F. Crawford            None           N/A             100,000/0       $     775,000/$0
J.S. Walker              None           N/A         30,000/15,000       $212,500/$37,500

- ---------------

(1) The "Value of Unexercised In-the-Money Options/SARs at December 31, 1994" was calculated by determining the difference between the fair market value of the underlying Common Stock at December 31, 1994 (the NASDAQ closing price of the Company's Common Stock on December 30, 1994 was $12.875) and the exercise price of the option. An option is "In-the-Money" when the fair market value of the underlying Common Stock exceeds the exercise price of the option.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     Mr. Crawford, Chairman and Chief Executive Officer, and Mr. Walker, principal financial and accounting officer, are the named executive officers of the Company. Mr. Crawford and Mr. Walker receive an annual salary and are eligible to receive stock options under the Company's 1992 Stock Option Plan. The 1992 Stock Option Plan is administered by the Compensation and Stock Option Committee of the Board ("Committee") which is empowered to grant options to purchase Common Stock of the Company to officers and key employees of the Company and its subsidiaries. The Board believes stock options are an effective incentive which links compensation to shareholder return.

     Mr. Crawford's compensation is governed by the terms of an Employment Agreement dated June 17, 1992. The Employment Agreement was entered into in connection with the Company's acquisition of substantially all of the assets of Kay Home Products, Inc. The acquisition was approved by the Company's Shareholders at the Annual Meeting on June 17, 1992. The Proxy Statement/Prospectus furnished to the Company's shareholders in connection with that Annual Meeting included a copy of Mr. Crawford's Employment Agreement.

     The Employment Agreement provides for Mr. Crawford to receive an annual salary of $250,000. Consistent with the Company's rigorous cost-cutting program, Mr. Crawford voluntarily reduced his annual salary to $225,000 in 1993. Mr. Crawford did not receive any stock options during 1994.

     Mr. Walker's compensation for 1994 principally consisted of an annual salary of $140,000, which is identical to the salary for 1993, a bonus of $30,000, and 5,000 stock options. Mr. Crawford, based on his review of the performance of Mr. Walker, recommended to the Committee that Mr. Walker receive a bonus and stock options in accordance with the Company's 1992 Stock Option Plan. The Committee accepted Mr. Crawford's recommendation and granted the bonus and options to Mr. Walker.

     The Committee recommended the 1992 Stock Option Plan be amended principally to (i) increase the number of shares available for option grants and (ii) comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, relating to the deductibility of compensation paid to specified executive officers.

     During 1994, the members of the Committee were:

                                          Lewis E. Hatch, Jr.
                                          Thomas E. McGinty
                                          James W. Wert

PERFORMANCE COMPARISONS

     The chart set forth below compares the cumulative total shareholder return of the Company for the five years ended December 31, 1994 to (a) the Total Return Index for the NASDAQ Stock Market (U.S. Companies), and (b) a group of peer companies selected by the Company on the basis of similar business lines and comparable market capitalization, number of employees, and total sales. In all cases shown, the chart assumes the investment of $100 on December 29, 1989 and the reinvestment of all dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
              PARK-OHIO, NASDAQ STOCK MARKET (U.S. COMPANIES) AND
                           SELF-DETERMINED PEER GROUP
                                   (DOLLARS)
                                              NASDAQ Stock
                                              Market (U.S.     Self-Deter-
   Measurement Period                             Com-         mined Peer
  (Fiscal Year Covered)          Park Ohio      panies)(1)       Group(2)
   -------------------           ---------     ------------   ------------
          1989                      100             100             100
          1990                       47              85              51
          1991                       51             136              65
          1992                       85             159              94
          1993                      219             181              96
          1994                      219             177              98

- ---------------

(1) The index is issued by the University of Chicago Graduate School of Business, Center for Research in Security Prices.

(2) This peer group is comprised of ABS Industries Inc., Gehl Company, Walbro Corporation, Essef Corporation, Mark Controls Corporation, Ameriwood Industries International Corporation, and Wyman Gordon Corporation. Companies were chosen based on similarity of Standard Industrial Classification codes and a combination of comparable market capitalization, number of employees, and total sales. The returns of each issuer have been weighted according to the respective company's stock market capitalization. Market capitalization is determined by price times shares outstanding at the close of the previous day.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

EXECUTIVE AGREEMENTS

     The Company entered into an employment agreement dated June 17, 1992 (the "Employment Agreement") with Mr. Crawford in connection with the Company's acquisition of substantially all of the assets of Kay Home Products, Inc. Pursuant to the Employment Agreement, Mr. Crawford is to be employed for a period of three years as Chairman and Chief Executive Officer of the Company at a rate of $250,000 per year of employment, subject to discretionary increases by the Board. Mr. Crawford voluntarily reduced his annual salary to $225,000 in 1993. Mr. Crawford is also entitled to all benefits generally provided to Company executive officers. Mr. Crawford was granted a non-statutory stock option to purchase 100,000 shares of Common Stock. The option shall terminate on the earlier of June 17, 1997, or the cessation of Mr. Crawford's employment with the Company, subject to provisions allowing for the conditional exercise of the option upon such cessation of employment. In accordance with the Employment Agreement, Crawford was elected as a director of Park-Ohio to fill an existing vacancy on the Board and serves on the Executive Committee.

     Mr. Crawford's employment can be terminated under the Employment Agreement for death, incapacitating disability for at least six months, or for certain specific causes. In the event of voluntary resignation or termination for cause or by death or disability prior to the third anniversary of the Employment Agreement, Mr. Crawford shall receive only compensation earned and benefits accrued to the date of termination, and no severance pay. In the event of termination without cause prior to the third anniversary of the Employment Agreement, Mr. Crawford shall receive severance pay in accordance with the Company's standard termination policy for executive personnel.

     Pursuant to the terms of the Employment Agreement, Mr. Crawford agrees that during the term of his employment and at all times thereafter, he will in no manner disclose any confidential information relating to the Company or any of its affiliates or shareholders except as directed by the Company. Mr. Crawford also agrees to refrain for the term of his employment and for two years thereafter, from certain acts of competition or solicitation.

RELATED TRANSACTIONS

     General Aluminum Mfg. Company, a wholly-owned subsidiary of the Company, leases space in two buildings in Conneaut, Ohio. GAMCO is leasing 70,000 square feet of a facility owned by Mr. Crawford at a monthly rent of $9,000 and is leasing a facility owned by Mrs. Crawford, consisting of 50,000 square feet, at a monthly rent of $3,000.

     Mr. Wert is a director of the Company and is the Chief Financial Officer of KeyCorp, the successor by merger of Society Corporation, which is the parent of Society National Bank ("Society"). As of December 31, 1994, the Company was indebted to Society and two other banks in the amount of $7 million under a revolving credit. Society is also the trustee and investment advisor for the Company's Individual Account Retirement Plan and for two defined benefit plans covering certain hourly employees. The Company maintains its checking accounts at Society, and Society is the registrar and transfer agent for the Company's Common Stock.

          APPROVAL OF THE AMENDED AND RESTATED 1992 STOCK OPTION PLAN

     At its March 16, 1995 meeting, the Board of Directors adopted, subject to shareholder approval, the Company's Amended and Restated 1992 Stock Option Plan (the "1992 Plan"). The Board believes that the future success and profitability of the Company will depend in large measure on its ability to attract, motivate and retain experienced and highly qualified personnel. The Board believes that an effective compensation policy for these individuals requires not only that annual compensation be competitive, but also that the Company provide long-term compensation incentives linked to shareholder return and Company performance over a period of years.

     The following is a summary of the material features of the 1992 Plan. The full text of the 1992 Plan is attached as Appendix A, and the following summary is qualified in its entirety by reference to it.

     Purpose of the 1992 Plan. The purpose of the 1992 Plan is to advance the interests of the Company and its shareholders by providing means whereby officers (including officers who are directors) and key employees of the Company and its subsidiaries may be furnished with additional incentive by being given an opportunity to purchase shares of Common Stock of the Company ("Shares") pursuant to the exercise of options granted under the 1992 Plan. The options granted under the 1992 Plan shall either be options which are intended to qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code, or options which do not qualify as Incentive Stock Options ("Non-Statutory Options").

     Administration. The 1992 Plan shall be administered by the Compensation Committee, composed of not less than two directors appointed by the Board. The Board may also appoint one or more directors as alternate members of the Compensation Committee, who may take the place of any absent member or members at any meeting of the Compensation Committee. The members and alternate members of the Compensation Committee shall, at all times during their service as such, be "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Exchange Act. The Compensation Committee shall have full power to construe and interpret the 1992 Plan, to establish rules for its administration and to grant options under the 1992 Plan. A majority of the Compensation Committee shall constitute a quorum, and the action of a majority of the members (including alternate members) of the Compensation Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing by all members, shall be acts of the Compensation Committee.

     Shares. The aggregate number of Shares for which options may be granted under the 1992 Plan shall not exceed 850,000, subject to such adjustment as the Compensation Committee, in its sole discretion, may determine is equitably required as a result of any change in the number or terms of Shares or of other securities into which Shares shall have been changed or for which they shall have been exchanged. The maximum number of shares for which options may be granted to any individual officer or key employee in any calendar year is 200,000. The Shares to be issued upon exercise of options granted under the 1992 Plan shall be made available, at the discretion of the Board, from the authorized but unissued Shares or from Shares reacquired by the Company, including Shares purchased in the open market. Any Shares for which an option is granted hereunder which are released from such option for any reason shall be available for other options under the 1992 Plan.

     Eligibility and Transferability. The Compensation Committee may from time to time and upon such terms and conditions as it may determine, authorize the granting of stock options to purchase Shares from the Company to officers and key employees (as determined by the Compensation Committee) of the Company or any subsidiary of the Company (except that Incentive Stock Options shall only be granted to officers and key employees of "subsidiary corporations" of the Company within the meaning of
Section 424 of the Internal Revenue Code) and may determine the number of Shares to be covered by each such option. The term "employees" includes officers and directors who are full-time employees of the Company or any subsidiary of the Company. The number of persons receiving stock options may vary from year to year. It is not possible to state in advance the exact number or identity of such persons or the amount of such stock option grants. Except as allowed by applicable laws, no option shall be transferable by the optionee except by will or the laws of descent and distribution, and options may be exercised during the employee's lifetime only by him or her or his or her guardian or legal representative.

     Option Price and Period. The option price shall be determined by the Compensation Committee and set forth in the option agreement, but in no event shall the option price be less than 100 percent of the fair market value (as determined by the 1992 Plan) of the Shares covered by the option at the time the option is granted. The date on which the Compensation Committee approves the granting of an option shall be deemed the date on which the option is granted. No option granted under the 1992 Plan may be exercised later than 10 years after the date on which the option is granted. The closing price of the Shares on the NASDAQ National Market on April 7, 1995 was $11.25.

     Payment. Upon the exercise of an option, payment of the option price may be made in cash or Shares or a combination of cash and Shares. The Compensation Committee shall establish appropriate procedures for the acceptance of Shares in payment or partial payment of an option exercise price.

     Incentive and Non-Statutory Options. Options granted under the 1992 Plan may be either Incentive Stock Options or Non-Statutory Stock Options. The main distinction between the two types of options is in their tax treatment, which is summarized below. To qualify as Incentive Stock Options, options granted under the 1992 Plan must comply with certain restrictions imposed by the Internal Revenue Code. The aggregate fair market value (determined as of the date the option is granted) of Shares for which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under the 1992 Plan or any other plan of the Company or of a parent or subsidiary of the Company which provides for the granting of Incentive Stock Options) shall not exceed $100,000. Any Incentive Stock Option granted to any employee who is, at the time the option is granted, deemed for purposes of Section 422 of the Internal Revenue Code, or any successor provision, to own shares of the Company possessing more than 10% of the total combined voting power of all classes of shares of the Company or of a parent or subsidiary of the Company shall have an option exercise price that is at least 110% of the fair market value of the Shares at the date of grant and shall not be exercisable after the expiration of five years from the date it is granted.

     Certain Federal Income Tax Consequences of Incentive Stock
Options. Counsel for the Company has advised that under current law the principal federal income tax consequences to 1992 Plan participants and to the Company of Incentive Stock Options granted under the 1992 Plan should generally be as set forth in the following summary.

     (a) No taxable income will result to an employee upon the grant or exercise of an Incentive Stock Option. However, upon the exercise of an Incentive Stock Option, any excess of the fair market value of the Shares over the option price is a tax preference item which may affect the computation of the employee's alternative minimum tax. However, if any of such Shares are disposed of by the optionee in a disqualifying disposition in the same taxable year as the exercise, there will be no item of tax preference as to such disposed shares, although the optionee will recognize ordinary income as discussed below in paragraph (c).

     (b) On the subsequent sale of Shares acquired by the exercise of an Incentive Stock Option, gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale and the employee's tax basis in the Shares sold. The tax basis of Shares acquired solely for cash will be equal to the amount of cash paid. If an Incentive Stock Option is exercised using previously acquired stock (or stock and cash) in payment, the employee's tax basis for the number of Shares received equal to the number used in payment shall be the same as the employee's basis in the stock used as payment. The employee's aggregate tax basis in any additional Shares received will be equal to the amount of cash paid (if any).

     (c) If a disposition of Common Stock acquired upon exercise of an Incentive Stock Option does not take place until more than two years after grant and more than one year after exercise of the option, any gain or loss realized will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to a deduction for income tax purposes in connection with the exercise of the option. If a disposition occurs within two years after grant or one year after exercise of the option (a "disqualifying disposition"), the difference between (i) the lower of the fair market value of the Shares on the date of exercise or the amount realized on disposition if less than the market value on the date of exercise and (ii) the employee's tax basis in the Shares sold is taxable as compensation income (subject to withholding) to the employee and is deductible by the Company for federal income tax purposes. Any additional amount realized on the disposition will be taxed as either long-term or short-term capital gain.

     (d) If the option price of an Incentive Stock Option is paid by using Shares which were themselves acquired upon the exercise of an Incentive Stock Option ("Payment Shares") and the Payment Shares have not been held for more than one year from exercise and two years from grant, the transfer of such Payment Shares to exercise an Incentive Stock Option will be treated as a "disqualifying disposition" of such Payment Shares. Upon such disposition, the excess of the fair market value of the Payment Shares on the date they had originally been acquired (or, if less, the fair market value of the Payment Shares on the date of disposition) over the employee's tax basis in such Payment Shares is taxable as compensation income (subject to withholding) to the employee and is deductible by the Company.

     Certain Federal Income Tax Consequences of Non-Statutory Stock
Options. Counsel to the Company has advised that under current law the principal federal income tax consequences to the 1992 Plan participants and the Company of Non-Statutory Stock Options granted under the 1992 Plan should be generally as set forth in the following summary.

     (a) No taxable income will result to an employee upon the grant of a Non-Statutory Option.

     (b) Except as noted below, upon the exercise of a Non-Statutory Option by an employee, the employee will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares at the date of exercise over the option price. If payment of the option price is made by delivering Shares with a fair market value equal to such option price, the employee will realize ordinary income in an amount equal to the fair market value of the "additional Shares" received (i.e., the excess of the number of Shares received over the number surrendered) less any cash paid on exercise of the option (which is the same amount of ordinary income as if the option price were paid entirely in cash). Such ordinary income constitutes compensation income subject to withholding, and is deductible by the Company on its tax return.

     (c) On the subsequent sale of Shares, capital gain or loss will generally be recognized in an amount equal to the difference between the tax basis thereof and the amount realized on such sale, assuming the Shares are held as capital assets. The tax basis of Shares acquired by a cash payment of the option price and the tax basis of any "additional Shares" received where the option price is paid by delivering Shares will be the fair market value thereof on the date of exercise. The tax basis of the Shares received equal in number to those surrendered where the option price is paid by delivering Shares will be the same as that of the Shares surrendered. If the Shares are held for more than one year, any such gain or loss will be treated as long-term capital gain or loss.

     The discussion set forth above with respect to Non-Statutory Options as well as Incentive Stock Options does not purport to be a complete analysis of all potential tax effects relevant to the recipients of options or the Company. It is based on federal tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

     Option Agreement. The option agreement in which option rights are granted to an employee shall be in the applicable form (consistent with the 1992 Plan) from time to time approved by the Compensation Committee and shall be signed on behalf of the Company by the Chairman of the Board, the President, the Secretary or any Vice President of the Company, other than the employee who is a party thereto, and shall be dated as of the date of the granting of the option.

     Amendment of 1992 Plan. The Board shall have the right to amend, modify, suspend or terminate the 1992 Plan at any time; provided, however, that no such action shall, without the consent of any optionee, affect or in any way impair the rights of such optionee under any option theretofore granted under the 1992 Plan. In addition, no amendment or change shall be made in the 1992 Plan, without further shareholder approval, (a) increasing the total number of Shares as to which options may be granted under the 1992 Plan; (b) changing the minimum option price hereinbefore specified for the optioned Shares or otherwise materially increasing the benefits accruing to participants under the 1992 Plan; or (c) changing the class of employees to whom options may be granted under the Plan. Notwithstanding any other provision hereof, no action may be taken by the Company which will impair the validity of any option then outstanding.

     Expiration of 1992 Plan. Options may be granted under the 1992 Plan at any time on or prior to February 18, 2002, on which date the 1992 Plan shall expire but without affecting any options then outstanding.

RECOMMENDATION AND VOTE

     The affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting is required for the approval of the Amended and Restated 1992 Stock Option Plan. Abstentions may be specified on the proposal and will be considered present at the Annual Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares present at the Annual Meeting with respect to this matter is required to approve the proposal. Broker non-votes are considered not present at the Annual Meeting with respect to this and, therefore, will not be voted or have any effect on the proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 1992 STOCK OPTION PLAN.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to ratification by the shareholders, Ernst & Young LLP has been appointed as the independent auditors for the Company for the year 1995.

     The appointment of independent auditors is approved annually by the Board and subsequently submitted to the shareholders for ratification. The decision by the Board is based on the recommendation of the Audit Committee. In making its recommendation, the Audit Committee reviewed both the audit scope and estimated fees for the audit of the 1994 financial statements.

     Representatives of Ernst & Young LLP will attend the Annual Meeting, will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate shareholders' questions.

     The favorable vote of a majority of the shares voting on this proposal is required for ratification of this appointment. The persons named in the accompanying proxy intend to vote proxies received by them in favor of this proposal unless a choice "Against" or "Abstain" is specified.

               SHAREHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

     Any shareholder who intends to present a proposal at the 1996 annual meeting and who wishes to have the proposal included in the Company's proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing the submission of such proposals, deliver the proposal to the Company for consideration not later than December 15, 1995.

                                 ANNUAL REPORT

     The Annual Report for the year 1994 has been mailed to shareholders. Additional copies may be obtained from the undersigned.

                                            PARK-OHIO INDUSTRIES, INC.

                                            RONALD J. COZEAN
                                              Secretary and General Counsel
April 17, 1995

                                                                       EXHIBIT A

                           PARK-OHIO INDUSTRIES, INC.
                              AMENDED AND RESTATED
                             1992 STOCK OPTION PLAN

     1. PURPOSE OF PLAN. The purpose of this Plan is to advance the interests of Park-Ohio Industries, Inc. (the "Company") and its shareholders by providing means whereby officers (including officers who are directors) and key employees of the Company and its subsidiaries may be furnished with additional incentive by being given an opportunity to purchase shares of Common Stock of the Company ("Shares") pursuant to the exercise of options granted under this Plan. The options granted under this Plan shall either be options which are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision ("Incentive Stock Options") or options which do not qualify as Incentive Stock Options ("Non-Statutory Options").

     2. SHARES SUBJECT TO PLAN. The aggregate number of Shares for which options may be granted under this Plan shall not exceed 850,000, and the maximum aggregate number of shares for which options may be granted to any officer or key employee in any calendar year shall be 200,000, except to the extent of adjustment authorized by Section 7. The Shares to be issued upon exercise of options granted under the Plan shall be made available, at the discretion of the Board of Directors, from the authorized but unissued Shares or from Shares reacquired by the Company, including Shares purchased in the open market. Any Shares for which an option is granted hereunder which are released from such option for any reason shall be available for other options under this Plan.

     3. PLAN ADMINISTRATION. This Plan shall be administered by the Compensation and Stock Option Committee (the "Committee") composed of not less than two directors appointed by the Board of Directors. The Board of Directors may also appoint one or more directors as alternate members of the Committee, who may take the place of any absent member or members at any meeting of the Committee. The members and alternate members of the Committee shall at all times be "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934. The Committee shall have full power to construe and interpret the Plan, to establish rules for its administration and to grant options under the Plan. A majority of the Committee shall constitute a quorum, and the action of a majority of the members (including alternate members) of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing by all members shall be acts of the Committee.

     4. OPTION GRANTS. The Committee may from time to time and upon such terms and conditions as it may determine, authorize the granting of Incentive Stock Options and Non-Statutory Options to purchase Shares from the Company to officers and key employees (as determined by the Committee) of the Company or any subsidiary of the Company (as defined in Section 424 of the Code) and may determine the number of Shares to be covered by each such option. The term "employees" includes officers and directors who are full-time employees of the Company or any subsidiary of the Company. The aggregate fair market value (determined as of the date the option is granted) of Shares for which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the company or of a parent or subsidiary of the Company which provides for the granting of Incentive Stock Options) shall not exceed $100,000. Any Incentive Stock Option granted to any employee who is, at the time the option is granted, deemed for purposes of
Section 422 of the Code, or any successor provision, to own shares of the Company possessing more than 10% of the total combined voting power of all classes of shares of the Company or of a parent or subsidiary of the Company shall have an option exercise price that is at least 110% of the fair market value of the Shares at the Date of grant and shall not be exercisable after the expiration of five years from the date it is granted. All actions of the Committee under this Section shall be conclusive, provided such actions are not inconsistent with the provisions of the Plan. Nothing in the Plan or in any option granted thereunder shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company or any subsidiary of the Company, at any time to terminate his or her employment with or without cause or to adjust his or her compensation.

     5. OPTION PRICE. The option price shall be determined by the Committee and set forth in the option agreement, but in no event shall the option price be less than 100 percent of the fair market value of the Shares covered by the option at the time the option is granted. The date on which the Committee approves the granting of an option shall be deemed the date on which the option is granted. The fair market value shall be the closing price of the Shares on the NASDAQ National Market on the trading day immediately preceding the date on which the option is granted.

     6. PAYMENT. Upon the exercise of an option, payment of the option exercise price may be made in cash or Shares or a combination of cash and Shares. The Committee shall establish appropriate procedures for the acceptance of Shares in payment or partial payment of an option exercise price.

     7. ADJUSTMENTS. The Committee may make or provide for such adjustments in the option price and in the number or kind of Shares or other securities available for or covered by options as the Committee, in its sole discretion, may determine are equitably required as the result of any change in the number or kind of Shares or of other securities into which Shares shall have been changed or for which they shall have been exchanged.

     8. OPTION PERIOD. No option granted under this Plan may be exercised later than 10 years after the date on which the option is granted.

     9. OPTION AGREEMENT. The option agreement in which option rights are granted to an employee shall be in the applicable form (consistent with this Plan) from time to time approved by the Committee and shall be signed on behalf of the Company by the Chairman of the Board, the President, the Secretary or any Vice President of the Company, other than the employee who is a party thereto, and shall be dated as of the date of the granting of the option, as determined in Section 5. Except as permitted by applicable law, no option shall be transferable by the optionee except by will or the laws of descent and distribution, and options may be exercised during the employee's lifetime only by him or her or his or her guardian or legal representative.

     10. AMENDMENT OF PLAN. The Board of Directors shall have the right to amend, modify, suspend or terminate this Plan at any time; provided, however, that no such action shall, without the consent of any optionee, affect or in any way impair the rights of such optionee under any option theretofore granted under the Plan. In addition, no amendment or change shall be made in the Plan, without further stockholder approval, (a) increasing the total number of Shares as to which options may be granted under the Plan; (b) changing the minimum option price hereinbefore specified for the optioned Shares or otherwise materially increasing the benefits accruing to participants under the Plan; or
(c) changing the class of employees to whom options may be granted under the Plan. Notwithstanding any other provision hereof, no action may be taken by the Company which will impair the validity of any option then outstanding or which will prevent the options issued or to be issued under this Plan intended as Incentive Stock Options from being Incentive Stock Options under Section 422 of the Code, or any successor provision, or prevent options issued pursuant to this Plan from meeting the requirements for exemption from Section 16(b) of the Securities Exchange Act of 1934, or subsequent comparable statute, as set forth in Rule 16b-3 under said Act or subsequent comparable Rule.

     11. EXPIRATION OF PLAN. Options may be granted under this Plan at any time on or prior to February 18, 2002, on which date the Plan shall expire but without affecting any options then outstanding.

     12. APPROVAL OF PLAN BY SHAREHOLDERS. The Amended and Restated Plan was adopted by resolution of the Board of Directors on March 16, 1995 and submitted for approval by the shareholders of the Company at the 1995 Annual Meeting.

    Common Stock
                             PARK-OHIO INDUSTRIES, INC.
                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Thomas E. McGinty and Richard S. Sheetz or either of them, are hereby authorized, with full power of substitution, to
    P represent and vote the Common Stock of the undersigned at the annual meeting of shareholders of Park-Ohio Industries, Inc. (the "Company") to be held at Argo-Tech Corporation Auditorium, 23555 Euclid Avenue, Euclid, Ohio, on May 25, 1995, and any and all adjournments, postponements or continuations thereof.
    R
             IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER SPECIFIED BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED AS DIRECTORS PURSUANT TO THE
    O PROXY STATEMENT AND FOR THE OTHER PROPOSALS INDICATED. IN THE EVENT OF CUMULATIVE VOTING FOR DIRECTORS, UNLESS OTHERWISE INDICATED BY THE UNDERSIGNED, A VOTE FOR THE NOMINEES LISTED WILL GIVE THE
    X PROXYHOLDERS DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES TO WHICH THE UNDERSIGNED IS ENTITLED AND TO ALLOCATE THEM IN FAVOR OF ANY ONE OR MORE SUCH NOMINEES AS THE PROXYHOLDERS DETERMINE.
    Y

            Election of Directors, Nominees:                               (change of address)
            Edward F. Crawford, John J. Murray, James W. Wert              ______________________
                                                                           ______________________
                                                                           ______________________
                                                                           ______________________
                                                                           (If you have written in the above
                                                                           space, please mark the
                                                                           corresponding box on the reverse
                                                                           side of this card.)

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
    APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES
    IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                SEE REVERSE
                                                                   SIDE

 -------------------------------------------------------------------------------
                                  DETACH CARD

X   PLEASE MARK YOUR                                         SHARES IN YOUR NAME
    VOTES AS IN THIS
    EXAMPLE.



                         FOR   WITHHELD                                                           FOR       AGAINST     ABSTAIN
1.  Election of           [ ]     [ ]   Director Nominees:    2.  Approval of the Amended and     [ ]         [ ]         [ ]
    Directors                           Edward F. Crawford        Restated 1992 Stock Option
    (see reverse)                       John J. Murray,           Plan.
                                        James W. Wert
For, except vote withheld from the following nominee(s):      3.  Ratification of appointment of   [ ]         [ ]         [ ]
                                                                  Ernst & Young as independent
- --------------------------------------------------------          auditors.

                                                              4. The Proxies are authorized, in their discretion, to vote upon such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof.

                                                      Change   [ ]        IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED.
                                                        of
                                                      Address

                                                       Attend   [ ]
                                                       Meeting


       SIGNATURE(S) ___________________________________________________________  DATE _______

       SIGNATURE(S) ____________________________________________________________  DATE ______
        NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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